UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.___)
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Cardiogenesis Corporation

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held May 20, 2009
ANNUAL MEETING OF SHAREHOLDERS MAY 20, 2009
INFORMATION CONCERNING SOLICITATION AND VOTING
SOLICITATION AND REVOCATION OF PROXIES
SHAREHOLDERS’ VOTING RIGHTS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
NOMINATION AND ELECTION OF DIRECTORS (PROPOSAL NO. 1)
INFORMATION CONCERNING THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES THEREOF
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 2)
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING
OTHER MATTERS
ANNUAL REPORT ON FORM 10-K

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 20, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Shareholders of Cardiogenesis Corporation, a California corporation, will be held at our corporate headquarters located at 11 Musick, Irvine, California, 92618 on Wednesday, May 20, 2009 at 10:00 a.m., Pacific Daylight Time for the following purposes:

(1) The election of five directors to serve until the next annual meeting of shareholders;

(2) Ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for fiscal 2009; and

(3) The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The close of business on April 9, 2009, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponements thereof.

YOUR VOTE IS VERY IMPORTANT TO US WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS ARE URGED TO VOTE THEIR SHARES PROMPTLY BY MAIL, TELEPHONE OR INTERNET AS INSTRUCTED ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION CARD. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM.

By Order of the Board of Directors,

William R. Abbott
Senior Vice President, Chief Financial
Officer, Secretary and Treasurer

Irvine, California
April 17, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2009:

Cardiogenesis Corporation’s Proxy Statement and Annual Report to Shareholders, including the Annual Report on Form 10-K, are available at: www.edocumentview.com/CGCP.

CARDIOGENESIS CORPORATION
11 Musick
Irvine, California 92618
(949) 420-1800

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2009

INFORMATION CONCERNING SOLICITATION AND VOTING

The following information is provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Cardiogenesis Corporation in connection with our 2009 Annual Meeting of Shareholders, or the Annual Meeting, and adjournments or postponements thereof to be held on Wednesday, May 20, 2009 at our corporate headquarters located at 11 Musick, Irvine, California, 92618, at 10:00 a.m., Pacific Daylight Time for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement.

SOLICITATION AND REVOCATION OF PROXIES

A form of proxy is being furnished herewith by us to each shareholder and in each case is solicited on behalf of the Board of Directors for use at the Annual Meeting. These proxy solicitation materials and our Annual Report for the year ended December 31, 2008, including financial statements, were first mailed on or about April 17, 2009 to all shareholders entitled to vote at the meeting. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others forwarding the solicitation material to beneficial owners of stock. We may reimburse persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Our directors, officers and regular administrative employees may solicit proxies personally, by telephone or electronic communication but will not be separately compensated for such solicitation services.

Shareholders are requested to complete, date and sign the accompanying proxy and return it promptly to us. Internet and telephonic voting is available through 1:00 a.m. (Central Time) on May 20, 2009. Any proxy given may be revoked by a shareholder at any time before it is voted at the Annual Meeting and all adjournments thereof by filing with our Secretary a notice in writing revoking it, or by submitting a proxy bearing a later date via the Internet, by telephone or by mail. Proxies may also be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted FOR the election of all five of the nominee-directors specified herein, and FOR the ratification of the selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for fiscal year 2009, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made therein. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by our Board of Directors and each of them is an executive officer.

Your execution of the enclosed proxy or submitting your vote by telephone or on the Internet will not affect your right as a shareholder to attend the Annual Meeting and to vote in person.

Under our Amended and Restated Bylaws and California law, abstentions and “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

For Proposal No. 1 (the Nomination and Election of Directors), the five nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock present or represented by proxy and voting at the Annual Meeting will be elected as directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. Abstentions will have no effect on the outcome of the election of candidates for director. Additionally, the election of directors is a matter on which a broker or other nominee is generally empowered to vote, and therefore no broker non-votes are expected to exist in connection with Proposal No. 1.

Approval of Proposal No. 2 (the Ratification of Appointment of Independent Registered Public Accounting Firm) requires a vote that satisfies two criteria: (i) the affirmative vote must constitute a majority of the voting power present or represented by proxy and voting at the Annual Meeting and (ii) the affirmative vote must constitute a majority of the voting power required to constitute the quorum. For purposes of Proposal No. 2, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes cast for or against the proposal. Although abstentions and broker non-votes are counted for purposes of determining the quorum and generally have the effect of a vote against the proposal, the ratification of the appointment of the independent registered public accounting firm for the 2009 fiscal year is a matter on which a broker or other nominee is generally empowered to vote. Accordingly, no broker non-votes are expected to exist in connection with Proposal No. 2.

The inspector of elections appointed for the Annual Meeting will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

SHAREHOLDERS’ VOTING RIGHTS

Only holders of record of our common stock, no par value, at the close of business on April 9, 2009, or the Record Date, will be entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 46,694,357 shares of common stock outstanding, with one vote per share, held by approximately 245 shareholders of record.

With respect to the election of directors, assuming a quorum is present, the five candidates receiving the highest number of votes will be elected. See “Nomination and Election of Directors.” To ratify the appointment of KMJ Corbin & Company LLP, assuming a quorum is present, the affirmative vote of shareholders holding a majority of the voting power represented and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) is required. A quorum is the presence in person or by proxy of shares representing a majority of the voting power of the common stock. If the persons present or represented by proxy at the Annual Meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, and other nominee record holders may participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Notice of Annual Meeting and Proxy Statement and the 2008 Annual Report may have been sent to multiple shareholders in your household. If you would like to obtain another copy of either document, please address a written communication to: Cardiogenesis Corporation, 11 Musick, Irvine, California, 92618, Attention: Secretary. If you would like to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

NOMINATION AND ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

Board of Directors

All of our directors will serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. There are no family relationships among directors or executive officers. Nominees for election as a director are recommended by the Nominating and Corporate Governance Committee of our Board of Directors. The final determination of the persons to be nominated as directors is made by our entire Board of Directors.

The five candidates receiving the highest number of votes cast at the Annual Meeting will be elected as directors. Subject to certain exceptions specified below, shareholders of record on the Record Date are entitled to cumulate their votes in the election of directors (i.e., they are entitled to the number of votes determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No shareholder shall be entitled to cumulate votes for a given candidate for director unless such candidate’s name has been placed in nomination prior to the vote and the shareholder has given notice at the Annual Meeting, prior to the voting, of the shareholder’s intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors if any shareholder gives notice of his or her intention to exercise the right to cumulative voting. In that event, the Board of Directors will instruct the proxy holders to vote all shares represented by proxies in a manner that will result in the approval of the maximum number of directors from the nominees selected by the Board of Directors that may be elected with the votes held by the proxy holders.

The following table sets forth the name, age and position of each of the members of our Board of Directors as of April 17, 2009, with the exception of Robert L. Mortensen, who notified us that he will not be standing for reelection to our Board of Directors at the Annual Meeting. Also provided below is a brief description of the business experience of each director during the past five years:

Raymond W. Cohen	50	Director
Paul J. McCormick	55	Director
Ann T. Sabahat	38	Director
Marvin J. Slepian, M.D.	53	Director
Gregory D. Waller	59	Director

Raymond W. Cohen was appointed to our Board of Directors on December 1, 2008. Mr. Cohen currently serves, and has served, as the Chief Executive Officer and director of Symphony Medical, Inc., a privately held company that develops therapies to treat heart failure and cardiac abnormalities since May 2006. Mr. Cohen also serves as a director of Cardiac Science Corporation, a manufacturer of external cardiac defibrillators and diagnostic cardiology products and a reporting company under the Securities Exchange Act of 1934 as amended, or the Exchange Act. Mr. Cohen also serves as a director of BioLife Solutions, Inc., a manufacturer of cyropreservation products used for human cell and tissue preservation and a reporting company under the Exchange Act. Mr. Cohen was the Chief Executive Officer of Cardiac Science, Inc. and a member of its board of directors from January 1997 to August 2005. In addition, he served as Chairman and Chief Executive Officer of Cardiac Science, Inc. from 2003 to 2005. Prior to joining Cardiac Science, Inc. in 1997, Mr. Cohen held various executive and sales and marketing positions in firms that manufactured and marketed non-invasive diagnostic cardiology products. Mr. Cohen holds a B.S. in Business Management from the State University of New York at Birmingham and is an Accredited Public Company Director since 2004, having completed the Director Training & Certification Program at the Anderson Graduate School of Management of the University of California, Los Angeles.

Paul J. McCormick was appointed to our Board of Directors in April 2007. Mr. McCormick currently serves on the board of directors of Endologix, Inc., a reporting company under the Exchange Act, as well as Cianna Medical, Inc. and Embrella Cardiovascular Inc., both of which are privately held companies. Mr. McCormick served as President and Chief Executive Officer of Endologix, Inc., a developer and manufacturer of minimally invasive treatments for cardiovascular disease and a reporting company under the Exchange Act, from May 2002 until May 2008. Mr. McCormick joined the former Endologix, Inc. in January 1998, prior to its merger with Radiance Medical Systems, Inc. in May 2002, as Vice President of Sales and Marketing, and served as President and Chief Operating Officer from January 2001 until the merger in May 2002. He then served in the same position with Endologix, Inc. until January 2003 when he became President and Chief Executive Officer. Previously, he held various management positions at Progressive Angioplasty Systems, Heart Technology, Trimedyne Inc., and U.S. Surgical Corporation. Mr. McCormick holds a B.A. degree in economics from Northwestern University.

Ann T. Sabahat became a member of our Board of Directors in April 2008. Ms. Sabahat has been the Corporate Controller and Director of Tax for Universal Building Products, Inc., a privately held building products company, since 2006. From 1999 to 2006, Ms. Sabahat served as Director of Tax of Sybron Dental Specialties, Inc., a reporting company under the Exchange Act, until it was acquired by Danaher Corporation in 2006. Prior to serving as Director of Tax at Sybron Dental Specialties, Inc., she was employed in various capacities as an auditor and tax analyst. Ms. Sabahat is a Certified Public Accountant who holds a Master Degree in Taxation as well as an undergraduate degree in accounting.

Marvin J. Slepian, M.D. became a member of our Board of Directors in December 2003. Since 1991, Dr. Slepian has taught medicine at the University of Arizona and currently serves as a Clinical Professor of Medicine and Director of Interventional Cardiology at the Sarver Heart Center at the University of Arizona. Dr. Slepian is a Co-Founder, Chairman, Chief Scientific and Medical Officer of SynCardia Systems, Inc., a privately held company that manufacturers complete artificial hearts for patients with end-stage heart disease. He was also one of the founders of Focal, Inc., a reporting company under the Exchange Act, that developed novel polymer-based therapeutics for surgery and angioplasty, including the world’s first synthetic tissue sealant. Focal, Inc. was acquired by Genzyme, Inc. in April 2001. Dr. Slepian received a Bachelor of Arts degree from Princeton University in 1977 and a Medical Doctor degree from the University of Cincinnati College of Medicine in 1981. He completed his residency in internal medicine at New York University School of Medicine/Bellevue Hospital where he was also chief resident. In addition, Dr. Slepian was a Clinical and Research Fellow in the Cardiology Division of the John Hopkins University School of Medicine and participated in a second fellowship in interventional Cardiology at the Cleveland Clinic Foundation. Dr. Slepian also received additional post-doctoral training in chemical engineering and polymer chemistry at Washington University and Massachusetts Institute of Technology.

Gregory D. Waller was appointed to our Board of Directors in April 2007. Mr. Waller has been the Chief Financial Officer of Universal Building Products, Inc., a privately held building products company, since 2006. Mr. Waller served as Vice President-Finance, Chief Financial Officer and Treasurer of Sybron Dental Specialties, Inc., from August 1993 to May 2005 and was formerly the Vice President and Treasurer of Kerr, Ormco Corporation and Metrex. Mr. Waller joined Ormco Corporation in December 1980 as Vice President and Controller and served as Vice President of Kerr European Operations from July 1989 to August 1993. Mr. Waller also serves on the board of directors and as Chairman of the audit committee of each of Endologix, Inc., Alsius Corporation, Clarient, Inc. and SenoRx, Inc., all of which are reporting companies under the Exchange Act.

The terms of all directors will expire at the next annual meeting of shareholders and until their successors are elected and qualified.

The Board of Directors unanimously recommends a vote “FOR” all of the nominees above.

Determination of Director Independence

Our Board of Directors has determined that all of our directors who are nominated for election at the Annual Meeting satisfy the current “independent director” standards established by The NASDAQ Marketplace Rules. The Board of Directors has established three standing committees: the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, respectively, meets the independence standards set forth in NASDAQ Marketplace Rule 5605(a)(2).

Board of Directors Meetings

The Board of Directors met four times during fiscal 2008. Each of our incumbent directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors held during the period in which he or she was a director, and the total number of meetings held by all committees of the Board of Directors on which he or she served during the period in which he or she served. Although we have no formal policy requiring director attendance at annual meetings of shareholders, directors are encouraged to attend the annual meetings of shareholders. Five of the six incumbent members of our Board of Directors attended last year’s annual meeting. Each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his duties, including by attending meetings of our shareholders, the Board of Directors and committees of which he is a member.

INFORMATION CONCERNING THE BOARD OF DIRECTORS
AND CERTAIN COMMITTEES THEREOF

COMMITTEES

The business of our Board of Directors is conducted through full meetings of the Board of Directors, as well as through meetings of its committees. The following provides certain information regarding the committees of the Board of Directors.

Compensation Committee

The Compensation Committee determines executive compensation policies, administers compensation plans, reviews programs and policies and monitors the performance and compensation of certain officers and other employees. The Compensation Committee also determines appropriate awards under our Stock Option Plan. The Compensation Committee consisted of Mr. McCormick, Dr. Gary S. Allen and Mr. Waller during the fiscal year 2008, until Dr. Allen’s resignation on August 18, 2008, all of whom are “independent directors” as such term is defined in Rule 5605(a)(2) of the NASDAQ Marketplace Rules. On January 9, 2009, Mr. Cohen was appointed as the Chairman of the Compensation Committee. Mr. Cohen is an “independent director” as such term is defined in Rule 5605(a)(2) of the NASDAQ Marketplace Rules. The Compensation Committee had three separate meetings during the last fiscal year. The charter for the Compensation Committee is available on our website (www.cardiogenesis.com).

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for developing, implementing and monitoring policies and practices relating to our corporate governance. It is also responsible for evaluating and proposing nominees for election or reelection to the Board of Directors. Should a vacancy in the Board of Directors occur, the Nominating and Corporate Governance Committee will seek and nominate qualified individuals. The Nominating and Corporate Governance Committee will consider nominees for director whose names are timely submitted by our shareholders by addressing a written communication to: Cardiogenesis Corporation, 11 Musick, Irvine, California, 92618, Attention: Secretary, accompanied by such information regarding the nominee as would be required under the rules of the Securities and Exchange Commission, or the SEC, were the shareholder soliciting proxies with regard to the election of such nominee, and our Amended and Restated Bylaws. The charter for our Nominating and Corporate Governance Committee is available on our website (www.cardiogenesis.com).

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Nominating and Corporate Governance Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Nominating and Corporate Governance Committee with the recommendation of the prospective candidate, as well as the Nominating and Corporate Governance Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional members to fill vacancies on the Board of Directors or expand the size of the Board of Directors and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Nominating and Corporate Governance Committee determines that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee then evaluates the prospective nominee based on a number of standards, including:

•	the ability of the prospective nominee to represent the interests of our shareholders;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and

•	the extent to which the prospective nominee helps the Board of Directors reflect the diversity of our shareholders, employees, customers and communities.

The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board of Directors, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating and Corporate Governance Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Nominating and Corporate Governance Committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee consisted of Mr. Mortensen, Dr. Slepian and Mr. Waller during the fiscal year 2008, all of whom are “independent directors” as such term is defined in Rule 5605(a)(2) of the NASDAQ Marketplace Rules. Mr. Mortensen served as Chairman of the Nominating and Corporate Governance Committee during the fiscal year 2008. On January 9, 2009, the Board of Directors appointed Mr. McCormick and Ms. Sabahat to the Nominating and Corporate Governance Committee in place of Mr. Mortensen and Mr. Waller, and appointed Mr. McCormick as Chairman of the Nominating and Corporate Governance Committee. All of the current members of the Nominating and Corporate Governance Committee are “independent directors” as such term is defined in Rule 5605(a)(2) of the NASDAQ Marketplace Rules. The Nominating and Corporate Governance Committee had one separate meeting during the last fiscal year.

Audit Committee

From January 1, 2008 through April 1, 2008, the Audit Committee consisted of Mr. Waller, Mr. McCormick, and Mr. Mortensen, all of whom are independent directors as such term is defined in Rule 5605(a)(2) of the NASDAQ Marketplace Rules. On April 1, 2008, the Board of Directors appointed Ms. Sabahat to the Audit Committee in place of Mr. Mortensen. On January 9, 2009, the Board of Directors appointed Mr. Cohen to the Audit Committee in place of Mr. McCormick. Mr. Waller serves as Chairman of the Audit Committee. All of the current members of the Audit Committee are “independent directors” as such term is defined in Rule 5605(a)(2) of the NASDAQ Marketplace Rules. The Board of Directors has determined that Mr. Waller is an “audit committee financial expert” as defined by the SEC. Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website (www.cardiogenesis.com). The Audit Committee had four separate meetings during the last fiscal year.

The Audit Committee oversees our financial reporting and internal control processes, as well as the independent audit of our consolidated financial statements by our independent registered public accounting firm. Prior to our 2008 annual meeting of shareholders, the Audit Committee appointed and the shareholders ratified KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year 2008.

REPORT OF AUDIT COMMITTEE

The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that we specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Management has the primary responsibility for our consolidated financial statements and the financial reporting process, including our system of internal controls. KMJ Corbin & Company LLP, or KMJ, as our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States. The Audit Committee, in fulfilling its oversight responsibilities, has reviewed and discussed our audited consolidated financial statements for fiscal 2008 with management and KMJ. Management and KMJ have represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

In addition, during the most recent fiscal year, the Audit Committee:

•	reviewed and discussed the audited financial statements with management;

•	discussed with KMJ the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	received written disclosures and the letter from KMJ required by applicable requirements of the Public Company Accounting Oversight Board regarding KMJ’s communications concerning independence, and has discussed with KMJ its independence.

The Audit Committee also meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC. The Audit Committee has also appointed KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year 2009.

The foregoing report has been furnished by the members of the Audit Committee.

 Gregory D. Waller, Chairman               Raymond Cohen               Ann Sabahat

Shareholder Communications

Shareholders may submit communications to our Board of Directors, its Committees or the Chairperson of the Board of Directors or any of its Committees or any individual members of the Board of Directors by addressing a written communication to: Board of Directors, c/o Cardiogenesis Corporation, 11 Musick, Irvine, California, 92618. Shareholders should identify in their communication the addressee, whether it is our Board of Directors, its Committees or the Chairperson of the Board of Directors or any of its Committees or any individual member of the Board of Directors. Shareholder communications will be forwarded to our Secretary. Our Secretary will forward a copy of the communication to the addressee on our Board of Directors or, if the communication is addressed generally to our Board of Directors, to our Chairperson of the Board of Directors.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

(PROPOSAL NO. 2)

The Audit Committee has appointed KMJ Corbin & Company LLP, or KMJ, as our independent registered public accounting firm for the fiscal year ending December 31, 2009, and the Board of Directors is recommending shareholders ratify that appointment at the Annual Meeting. KMJ does not have, and has not had at any time, any direct or indirect financial interest in us or any of our subsidiaries and does not have, and has not had at any time, any relationship with us or any of our subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither we nor any of our officers or directors has or has had any interest in KMJ.

As a matter of good corporate governance, the Board of Directors has determined to submit the appointment of KMJ to the shareholders for ratification. In the event that this appointment of KMJ is not ratified by a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote on the matter, the Board of Directors will reconsider its appointment of an independent registered public accounting firm for future periods.

Representatives of KMJ will be present at the Annual Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

Notwithstanding the ratification by shareholders of the appointment of KMJ, the Board of Directors may, if the circumstances dictate, appoint other independent registered public accounting firms.

Fees Paid to Our Independent Registered Public Accounting Firm

The following is a description of aggregate fees billed by our independent registered public accounting firm for each of the past two fiscal years.

	2008	2007

Audit Fees	$103,000	$111,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$103,000	$111,000

Audit Fees

Audit fees represent amounts paid for professional services rendered for the audit of our financial statements for such periods and the review of the financial statements included in our Quarterly Reports during such periods.

Prior to the formation of the Audit Committee in June 2007, the entire Board of Directors performed the functions of the Audit Committee. Both the Board of Directors and the Audit committee, as applicable, followed the pre-approval policies that had previously been approved by the Audit Committee. On an on-going basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested, if any. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent registered public accounting firm.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee has considered whether the services provided by its independent registered public accounting firm are compatible with maintaining the independence of the independent registered public accounting firm and has concluded that the independence of both our independent public accounting firm is maintained and is not compromised by the services provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information known to us regarding the beneficial ownership of our common stock as of April 9, 2009, the record date for the annual meeting, by each of the following:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;

•	each named executive officer;

•	each of our directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with rules of the SEC, and generally includes voting power and/or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days following April 9, 2009 are deemed outstanding for purposes of computing the beneficial ownership by the person holding such options, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Unless otherwise indicated, the principal address of each of the shareholders below is Cardiogenesis Corporation, 11 Musick, Irvine, California, 92618.

	Shares of Common Stock Beneficially Owned(1)
		Percentage
Name and Address of Beneficial Owner	Number	Ownership(2)

5% Shareholders:
Perkins Capital Management, Inc.(3)	10,298,350	22.1%
Non-Employee Directors:
Raymond W. Cohen	—	*
Paul J. McCormick(4)	401,973	*
Robert L. Mortensen(5)	191,196	*
Ann T. Sabahat(6)	7,500	*
Marvin J. Slepian, M.D.(7)	152,500	*
Gregory D. Waller(8)	22,500	*
Named Executive Officers:
Richard P. Lanigan(9)	913,695	1.9%
William R. Abbott(10)	226,924	*
All directors and executive officers as a group (8 persons)(11)	1,916,288	4.0%

*	Less than 1%.

(1)	Except as otherwise indicated and subject to applicable community property and similar laws, the table assumes that each named owner has the sole voting and investment power with respect to such owner’s shares (other than shares subject to options).

(2)	Percentage ownership is based on 46,694,357 shares of common stock outstanding as of April 9, 2009.

(3)	The number of shares of common stock beneficially owned or of record has been determined solely from information reported on a Schedule 13G/A filed with the SEC on January 23, 2009. The business address of Perkins Capital Management, Inc. is 730 East Lake Street, Wayzata, Minnesota, 55391.

(4)	Includes 22,500 shares of common stock subject to stock options held by Mr. McCormick that are exercisable within 60 days of April 9, 2009.

(5)	Includes 165,000 shares of common stock subject to stock options held by Mr. Mortensen that are exercisable within 60 days of April 9, 2009.

(6)	Consists of shares of common stock subject to stock options held by Ms. Sabahat that are exercisable within 60 days of April 9, 2009.

(7)	Consists of shares of common stock subject to stock options held by Dr. Slepian that are exercisable within 60 days of April 9, 2009.

(8)	Consists of shares of common stock subject to stock options held by Mr. Waller that are exercisable within 60 days of April 9, 2009.

(9)	Includes 691,634 shares of common stock subject to stock options held by Mr. Lanigan that are exercisable within 60 days of April 9, 2009.

(10)	Includes 150,000 shares of common stock subject to stock options held by Mr. Abbott that are exercisable within 60 days of April 9, 2009.

(11)	Represents shares of common stock beneficially owned by all directors, named executive officers, and our other executive officers as of April 9, 2009, as a group. Includes options to purchase an aggregate of 1,211,634 shares of common stock exercisable within 60 days of April 9, 2009.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes aggregate amounts of compensation paid or accrued by us for the year ended December 31, 2008 for services rendered by our principal executive officer and our principal financial officer, who we refer to as our named executive officers. For the year ended December 31, 2008, we did not employ any other executive officers.

			Option	Nonequity Incentive	All Other
	Fiscal	Salary	Awards	Plan Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	($)

Richard P. Lanigan	2008	$247,500	$19,733	$11,138	$8,068	$286,439
President	2007	$247,500	$19,733	$64,969	$7,918	$340,120
William R. Abbott	2008	$200,000	$16,267	$9,000	$8,281	$233,548
Senior Vice President, Chief Financial Officer, Secretary and Treasurer	2007	$200,000	$16,267	$52,500	$7,371	$276,138

(1)	Represents the proportionate amount of the total fair value of option awards recognized by us as an expense for financial accounting purposes. The fair values of these awards and the amounts expensed were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment, or FAS 123R. The awards for which expense is shown in this table include the awards made in the applicable year as well as awards granted in previous years for which we continued to recognize expense in such year. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions used to calculate the FAS 123R fair value of option awards are disclosed in Note 2 to our consolidated financial statements in included in our Annual Report on Form 10-K for the year ended December 31, 2008. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the executive.

(2)	The amounts represent the actual payouts under our 2008 Executive Discretionary Bonus Plan.

(3)	The amounts represent life insurance premiums and matching contributions under our 401(k) Plan made by us.

Compensation of President in 2008 and Other Employment Agreements

Compensation of President

On July 30, 2007, we entered into a written employment agreement with Mr. Lanigan. Pursuant to the terms of that agreement, we agreed to pay a base salary of $247,500 and to set his annual discretionary target bonus at 30% of his base salary (both of which reflected his base salary and target bonus then in effect). In addition, the agreement provided that Mr. Lanigan’s benefits were to remain unchanged and include, at a minimum, medical insurance (including prescription drug benefits) for Mr. Lanigan and his spouse, as well as no less than three weeks of paid vacation per year. On January 9, 2009, our Board of Directors approved the payment of an incentive bonus to Mr. Lanigan for the 2008 fiscal year of $11,138, an amount which represents approximately 4.5% of his base salary for 2008 or 15% of his maximum target bonus opportunity. On the same day, the Board of Directors also set Mr. Lanigan’s maximum discretionary target bonus for fiscal year 2009 to 30% of his base salary, or $74,250. See section entitled “Bonuses” below for more information regarding the bonus paid to Mr. Lanigan.

Our employment agreement with Mr. Lanigan also provides that all outstanding options held by him will accelerate and become exercisable in full and all rights of repurchase with respect to restricted stock (if any) shall terminate in the event of a “Change of Control” or a “Corporate Transaction.” For purposes of this agreement, a “Change of Control” means a change in ownership or control of us effected through the acquisition, directly or indirectly, by any person or related group of persons (other than us or a person that directly or indirectly controls, is controlled by, or is under common control with, us), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our shareholders which the Board of Directors does not recommend such shareholders to accept. A “Corporate Transaction” means either of the following shareholder-approved transactions to which we are a party: (i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of our outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or (ii) the sale, transfer or other disposition of all or substantially all of our assets in connection with our complete liquidation or dissolution.

Our employment agreement with Mr. Lanigan also provides for certain payments following the termination of his employment with us. In the event we terminate Mr. Lanigan’s employment with us for “Cause,” or in the event of a resignation without “Good Reason” (other than in connection with a Change of Control or Corporate Transaction, as described above), we are obligated to pay Mr. Lanigan only his accrued but unpaid base salary and benefits through the date of termination. In the event we terminate his employment without “Cause” or Mr. Lanigan terminates his employment with us for “Good Reason,” we are obligated to pay Mr. Lanigan the following:

•	accrued but unpaid salary and benefits through the date of termination;

•	a severance payment in an amount equal to six months of his then-current base salary;

•	a prorated payment equal to the target bonus amount for which he would be eligible for the year in which such resignation or termination occurred, and

•	continuation of certain insurance benefits for six months.

In addition, to the extent not already vested, all options to purchase shares of our common stock and restricted stock shall vest by six additional months.

In the event we terminate Mr. Lanigan’s employment in connection with a “Change of Control” or a “Corporate Transaction” or Mr. Lanigan terminates his employment with us following a Change in Control or Corporate Transaction under certain circumstances, we are obligated to pay Mr. Lanigan the following:

•	accrued but unpaid salary and benefits through the date of termination;

•	a severance payment in an amount equal to 12 months of his then-current base salary;

•	payment equal to the target bonus amount for which he would be eligible for the year in which such resignation or termination occurred; and

•	continuation of certain insurance benefits for 12 months.

In addition, to the extent not already vested, all options to purchase shares of our common stock and restricted stock shall vest in full.

Compensation of Chief Financial Officer

On July 30, 2007, we entered into an employment agreement with Mr. Abbott. The terms of our employment agreement with Mr. Abbott are substantially the same as the terms of our agreement with Mr. Lanigan, discussed above, provided, however, that the initial base salary to be paid to Mr. Abbott upon execution of his agreement with us was $200,000 per year. On January 9, 2009, our Board of Directors approved the payment of an incentive bonus to Mr. Abbott for the 2008 fiscal year of $9,000, an amount which represents approximately 4.5% of his base salary for 2008 or 15% of his maximum target bonus opportunity. On the same day, the Board of Directors also set Mr. Abbott’s maximum discretionary target bonus for fiscal year 2009 to 30% of his base salary, or $60,000. See section entitled “Bonuses” below for more information regarding the bonus paid to Mr. Abbott.

Bonuses

The Compensation Committee awards bonuses to our executive officers to reward superior performance. For fiscal 2008, we paid incentive bonuses to our executive officers based on annual discretionary bonus targets established by our Compensation Committee each year. These target amounts represented the maximum percentage of base salary that would be paid as incentive bonuses to each of our named executive officers and, following the completion of our fiscal year, the Compensation Committee was authorized to award incentive bonuses to our executive officers up to the pre-established target amount. For fiscal 2008, the Compensation Committee approved the payment of incentive bonuses for Richard Lanigan, our President, and William Abbott, our Chief Financial Officer, of $11,138 and $9,000, respectively, representing approximately 4.5% of their respective base salaries, or 15% of their maximum target bonus opportunity.

On January 9, 2009, our Compensation Committee approved the establishment of a 2009 Bonus Plan pursuant to which Mr. Lanigan and Mr. Abbott would be entitled to receive discretionary performance-based bonuses. The maximum bonuses payable under such plan would be 30% of base salary for Mr. Lanigan ($74,250) and 30% of base salary for Mr. Abbott ($60,000). Upon recommendation of the Compensation Committee, the Board of Directors, at its discretion, will approve the amount of the total funding of the 2009 Bonus Plan based on achievement of the following goals: (i) achieving certain revenue and cash flow targets, (ii) increasing new account sales volumes to certain targets, (iii) achieving certain handpiece sales targets, (iv) U.S. Food and Drug Administration approval of an investigational device exemption for our PHOENIX System and (v) achievement of various operational goals. Achievement of each goal is given a certain percentage weight toward funding of the 2009 Bonus Plan and such weighting may vary among the named executive officers.

Stock Option Plan, Stock Purchase Plan and Certain Other Compensation

The Compensation Committee believes that our Stock Option Plan is an essential tool to link the long-term interests of shareholders and employees, especially executive management, and serves to motivate executives to make decisions that will, in the long run, give the best returns to shareholders. Stock options are generally granted when an executive joins us, with subsequent grants also taking into account the individual’s performance and the vesting status of previously granted options. These options typically vest over a three year period and are granted at an exercise price equal to the fair market value of our common stock at the date of grant. The sizes of initial option grants are based upon the position, responsibilities and expected contribution of the individual. This approach is designed to maximize shareholder value over a long term, as no benefit is realized from the option grant unless the price of our common stock has increased over a number of years.

In addition to the Stock Option Plan, executive officers are eligible to participate in our Employee Stock Purchase Plan. This plan allows our employees to purchase our common stock at a price equal to 85% of the lower of the fair market value at the beginning of the offering period or the fair market value at the end of the purchase period.

Other elements of executive benefits include life and long-term disability insurance, medical benefits and a 401(k) plan. All such benefits are available to all our regular, full-time employees. We also maintain a Bonus Plan for officers and certain other management positions, pursuant to which bonuses are paid out if we attain certain bonus targets.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding shares of our common stock underlying both exercisable and unexercisable stock options held by each named executive officer and the exercise prices and expiration dates thereof as of December 31, 2008.

	Number of	Number of
	Securities	Securities
	Underlying	Underlying	Option
	Unexercised	Unexercised	Exercise	Option
	Options (#)	Options (#)	Price	Expiration
Name	Exercisable	Unexercisable	($)	Date

Richard P. Lanigan	10,548	—	$8.75	5/4/2009
	1,452	—	$8.75	5/4/2009
	17,533	—	$6.06	12/15/2009
	3,467	—	$6.06	12/15/2009
	12,417	—	$6.56	4/11/2010
	12,583	—	$6.56	4/11/2010
	7,644	—	$1.38	11/28/2010
	17,356	—	$1.38	11/28/2010
	11,806	—	$2.57	5/14/2011
	13,194	—	$2.57	5/14/2011
	13,890	—	$1.01	8/2/2011
	11,110	—	$1.01	8/2/2011
	22,917	—	$0.91	5/31/2012
	14,583	—	$0.91	5/31/2012
	74,332	—	$0.32	1/7/2013
	58,802	—	$0.32	1/7/2013
	83,333	—	$0.70	6/24/2013
	16,667	—	$0.70	6/24/2013
	50,000	—	$1.03	2/26/2014
	75,000	—	$0.54	1/14/2015
	91,666	8,334 (1)	$0.50	3/21/2016
	37,500	112,500 (2)	$0.30	1/3/2017
William R. Abbott	86,111	13,889 (1)	$0.49	5/15/2016
	25,000	75,000 (2)	$0.30	1/3/2017

(1)	Options vest monthly over a 36 month period following the date of grant.

(2)	Options vest at 25% per year on each of the first four anniversaries of the date of grant.

Director Compensation

Effective January 1, 2008, the compensation payable to each of our non-employee directors is as follows: each non-employee director receives an annual retainer of $12,000 (payable quarterly) and a per meeting fee of $2,500 for each regularly scheduled quarterly meeting of the Board of Directors attended in person by such director as well as reimbursement for travel expenses associated with attendance at any such meeting.

In addition, the Chairperson of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee receive an additional annual retainer of $5,000, $2,500 and $2,000 per year, respectively (payable quarterly). Members of the Audit Committee other than the Chairperson receive an additional annual retainer of $2,500 (payable quarterly). Each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receives a per meeting fee of $1,000 for each regularly scheduled separate meeting of such Committee attended by such person or telephonically.

Effective July 1, 2008, the Chairpersons of our Board of Directors, Audit Committee, and Compensation Committee, receives an annual retainer of $5,000, $5,500 and $5,500. In addition, for each regularly scheduled quarterly meeting of the Board of Directors attended telephonically, directors will receive a per meeting fee of $1,250.

In addition, each non-employee director receives an option grant of 50,000 shares of our common stock upon his or her election to the Board of Directors and subsequent option grants of 50,000 shares upon his or her re-election each year (provided that such re-election is at least six months after the date of initial election to the Board of Directors). The exercise price is equal to the closing price of our common stock on the date prior to the grant date. Initial option grants vest as to one-third of the shares on each anniversary of the grant date until fully vested. Subsequent option grants vest in full on the first anniversary of the date of grant.

The following table sets forth information concerning the compensation of our non-employee directors during 2008:

	Fees Earned
	or Paid	Option
Name	in Cash ($)	Awards ($)(1)	Total ($)

Gary S. Allen, M.D.(2)	$9,500	$2,806	$12,306
Raymond W. Cohen(3)	$1,000	$75	$1,075
Paul J. McCormick	$38,000	$2,675	$40,675
Robert L. Mortensen	$22,250	$1,481	$23,731
Ann T. Sabahat(4)	$21,375	$1,069	$22,444
Marvin J. Slepian, M.D.	$18,000	$1,481	$19,481
Gregory D. Waller	$35,250	$2,525	$37,775

(1)	Represents the proportionate amount of the total fair value of option awards recognized by us as an expense for 2008 for financial accounting purposes. The fair values of these awards and the amounts expensed in 2008 were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment, or FAS 123R. The awards for which expense is shown in this table include the awards made in 2008 as well as awards granted in previous years for which we continued to recognize expense in 2008. The assumptions used to calculate the FAS 123R fair value of option awards are disclosed in Note 2 to our consolidated financial statements in included in our Annual Report on Form 10-K for the year ended December 31, 2008.

(2)	Dr. Gary S. Allen resigned from our Board of Directors on August 18, 2008.

(3)	Raymond W. Cohen was appointed to our Board of Directors on December 1, 2008.

(4)	Ann T. Sabahat was appointed to our Board of Directors on April 1, 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2008, there have been no transactions in which we were, or are, a participant in which the amount involved exceeded $120,000 and in which any related person (as that term is defined for purposes of Section 404(a) of Regulation S-K) had or will have a direct or indirect material interest, and there are currently no such proposed transactions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers and directors, and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons, we believe that all of our executive officers, directors and ten percent shareholders complied with all applicable filing requirements during 2008.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

We currently intend to hold our 2010 Annual Meeting of Shareholders in May 2010 and to mail proxy statements relating to such meeting in April 2010.

Under Rule 14a-8 promulgated under the Exchange Act, in order for business to be properly brought by a shareholder before an annual meeting, our Secretary must receive, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to shareholders in connection with the preceding year’s annual meeting. Thus, proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act must be received by our Secretary on or before December 19, 2009 in order to be considered for inclusion in our proxy statement and proxy card for the 2010 annual meeting.

Our Amended and Restated Bylaws contain additional requirements that must be satisfied for any shareholder proposal made other than under Rule 14a-8. Compliance with these requirements will entitle the proposing shareholder only to present such proposals or nominations before the meeting, not to have the proposals or nominations included in our proxy statement or proxy card. Such proposals or nominations may not be brought before an annual meeting by a shareholder unless the shareholder has given timely written notice in proper form of such proposal or nomination to our Secretary. Such proposals or nominations may be made only by persons who are shareholders of record on the date on which such notice is given and on the record date for determination of shareholders entitled to vote at that meeting. Shareholder notices of any proposals or nominations intended to be considered at the 2010 annual meeting will be timely under our Amended and Restated Bylaws, as amended, only if received at our executive offices no later than February 19, 2010 (based on a tentative 2010 annual meeting date of May 20, 2010). However, if less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received by our Secretary not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

To be in proper form, a shareholder’s notice to our Secretary shall include:

•	the name and address of the shareholder who intends to make the nominations or propose the business, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed;

•	a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduce the business specified in the notice;

•	if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

•	such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and

•	if applicable, the consent of each nominee to serve as director of the corporation if so elected.

We did not receive any notices from our shareholders for matters to be considered at the Annual Meeting. Any notice concerning proposals or nominations sought to be considered at the 2010 annual meeting should be addressed to Cardiogenesis Corporation at 11 Musick, Irvine, California, 92618, Attention: Secretary. The full text of the bylaw provisions referred to above may be obtained by contacting our Secretary at the foregoing address or on our EDGAR page accessible through the SEC’s web site at www.sec.gov.

Under Rule 14a-4 promulgated under the Exchange Act if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at the Annual Meeting, without any discussion of the matter in the proxy statement. We were not notified of any shareholder proposals to be addressed at our Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any shareholder proposals are raised at the Annual Meeting.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not know of any other matter which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K as filed with the SEC (exclusive of Exhibits), will be furnished by first class mail without charge to any person from whom the accompanying proxy is solicited upon written request to: CARDIOGENESIS CORPORATION, 11 MUSICK, IRVINE, CALIFORNIA, 92618, ATTENTION: CORPORATE SECRETARY. If Exhibit copies are requested, a copying charge of $0.20 per page may be required. A copy of our Annual Report on Form 10-K is also available through our website at www.cardiogenesis.com.

By Order of the Board of Directors

William R. Abbott
Senior Vice President, Chief Financial
Officer, Secretary and Treasurer

April 17, 2009
Irvine, California

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 20, 2009.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/CGCP • Follow the steps outlined on the secured website.

Vote by telephone
     • Call toll free 1-800-652-VOTE (8683) within the United
        States, Canada & Puerto Rico any time on a touch tone
        telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	C0123456789	12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:	01 - Raymond W. Cohen	02 - Paul J. McCormick	03 - Ann T. Sabahat
	04 - Marvin J. Slepian, M.D.	05 - Gregory D. Waller
+

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees
		01	02	03	04	05
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐

	For	Against	Abstain
2. To ratify the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CARDIOGENESIS CORPORATION

2009 ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
MAY 20, 2009
The undersigned shareholder of CARDIOGENESIS CORPORATION hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated on or about April 17, 2009, and hereby appoints Richard P. Lanigan and William R. Abbott or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2009 Annual Meeting of Shareholders of CARDIOGENESIS CORPORATION, to be held on May 20, 2009 at 10:00 a.m., local time, at Cardiogenesis’ corporate headquarters, located at 11 Musick, Irvine, California, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.
PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE.
SEE REVERSE
SIDE
SEE REVERSE
SIDE